Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Advanced Photonix, Inc. (the ~~“~~Company~~”~~) on Form 10-K for the fiscal year ending March 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the ~~“~~Report~~”~~), I, Jeff Anderson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 29, 2012

/s/ Jeff Anderson
Jeff Anderson
Chief Financial Officer